UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CALITHERA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts!
CALITHERA BIOSCIENCES, INC.
2022 Annual Meeting
Vote by May 31, 2022 11:59 PM ET
CALITHERA BIOSCIENCES, INC. 343 OYSTER POINT BLVD SUITE 200 SOUTH SAN FRANCISCO, CA 94080
D79226-P72091
You invested in CALITHERA BIOSCIENCES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting a copy of the material(s) by 11:59 pm ET on May 17, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 1, 2022
10:00 a.m. PDT
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/CALA2022
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming 2022 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect two Class II directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors are selected;
Nominees: For
01) Deepa Pakianathan, Ph.D. 02) Suzy Jones
2. To ratify the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022; For
3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement accompanying this notice; For
4. To approve the amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding
For common stock; a nd
5. To approve the issuance of more than 20% of our issued and outstanding common stock. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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D79227-P72091